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Supplement To Prospectus Dated May 1, 2002
Individual Variable Annuity Contract - Flexible Purchase Payments
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Olympia XT


Penn Mutual Variable Annuity Account III
The Penn Mutual Life Insurance Company
Philadelphia, Pennsylvania 19172 - Telephone (800) 523-0650
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Contracts Offered in State of Washington


Olympia XT annuity contracts offered in the State of Washington do not include the One Year Fixed Interest Account described in the Prospectus. All descriptions in the Prospectus of the One Year Fixed Interest Account should be disregarded. If you purchase a Contract in Washington and participate in the dollar cost averaging program, and you stop dollar cost averaging before your money has been in the account for the full six month or twelve month period, your money will be transferred to a subaccount of the separate account as specified in the allocation section of the application, unless otherwise directed by the Contract Owner. Contracts offered in Washington are titled Individual Variable Annuity Contracts - Flexible Purchase Payments.






               Please Retain This Supplement for Future Reference


                 The Date of This Supplement is December 6, 2002